UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period :	December 1, 2012 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEYAX

Putnam Equity Income Fund

Annual report
11|30|13

A world of investing.™

Putnam INVESTMENTS

10 CENTS
THREE CENTS
4¢
U.S. POSTAGE 3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Annual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA®
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the growth potential of undervalued stocks with the income potential of dividend-paying companies.

Value stocks for growth potential

Darren seeks growth potential from stocks of large and midsize U.S. companies. He looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Seeking to harness the power of dividends

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.7%

S&P 500 Index annual return (1926–2012)

- **4.1%** from dividends
- **5.6%** from capital appreciation

Source: S&P Dow Jones.
There are no guarantees that a company will continue to pay dividends.

2 Equity Income Fund

Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

4	Equity Income Fund

Interview with your fund’s portfolio manager

Darren, how would you describe conditions for stock market investors during the 12 months ended November 30, 2013?

For the stock market overall, this was an incredibly strong period. Major market indexes achieved record-high levels while volatility was relatively low. There were some periods of turbulence, particularly when investors grew anxious about the Federal Reserve’s plan to taper its asset-purchase program. Anxiety also surrounded the U.S. congressional budget debate, which led to a 16-day partial shutdown of the federal government in October.

It was also a challenging period for dividend-paying stocks, whose performance suffered as interest rates rose — particularly the yield on the 10-year Treasury, which spiked quite dramatically. This was certainly not a surprise, as we expected that a rise in interest rates would temper demand for dividend payers.

How did the fund fare in this environment?

The fund performed in line with its benchmark, the Russell 1000 Value Index, and the fund’s return was solidly higher than the average return for funds in its Lipper peer group. In terms of industry sectors, areas that worked well for the fund were telecommunications services, industrials, financials, and energy. However, it is important to note that we are generally stock-specific in our investing style — we typically invest based on research and analysis of individual companies rather than broader economic or sector trends.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Equity Income Fund	5

Can you provide some examples of stocks that contributed to fund performance during the fiscal year?

The greatest contributor to performance was our decision to maintain a small position, relative to the benchmark index, in Exxon Mobil, whose stock, like those of most large integrated oil companies, struggled during the period. In general, the integrated structure of these oil companies — they encompass exploration, pipelines, and refining — tends to be inefficient, especially as it becomes more challenging and costly to find oil. Within the energy sector, we have had more success with companies that focus on one area, such as refining. Oil refiner Valero Energy, for example, was a top contributor to fund performance during the period.

Another notable stock was that of defense contractor Northrop Grumman. Investor expectations were low for the company, primarily in anticipation of significant cuts in the U.S. government’s defense budget. However, the company intensified its focus on its strongest areas, such as aerospace and electronic systems, and focused on generating free cash flow. Rather than spending on mergers and acquisitions, Northrop made operational improvements and returned cash to shareholders. The market responded positively, making this stock a top performer for the fund during the period.

Swift Transportation, a trucking and logistics company, was also a top performer. [This holding is a convertible preferred stock, listed in the portfolio as Swift Mandatory Common Exchange Security Trust.] The company has been cutting costs, improving its profit margins, and focusing on segments of the business that are less capital-intensive than trucking. While investors took notice of these fundamental enhancements for the company, improving sentiment about the economy also

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Equity Income Fund

helped, boosting volumes and utilization for the trucking industry.

What were some stocks that detracted from returns versus the benchmark?

The top detractor was an overweight position, relative to the benchmark, in Royal Dutch Shell, an integrated oil company that faced similar challenges as Exxon Mobil. Another detractor was our decision to avoid the stock of Hewlett-Packard, which rebounded significantly. We sold the stock from the portfolio in 2012, a move that proved beneficial as the company’s earnings were hurt by a global decline in demand for its core products, PCs and printers. Throughout 2013, however, the stock surged as investors sensed that the company’s worst news was behind it and that a restructuring of the company is likely. At the close of the period, we continued to avoid this stock, and we are seeking greater improvement in company fundamentals before considering it again for the portfolio.

Another disappointment in the fund’s portfolio was health-care company Baxter International. The stock’s decline was due to weak operating margins as well as concerns about growing competition for its hemophilia treatments, one of the most profitable segments of its business. We believe this was a short-term setback for a company with an otherwise promising drug pipeline, and Baxter remained in the portfolio at the close of the period.

Also dampening fund returns was an overweight position in Apple. While Apple was a disappointment for the period, we believe

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund	7

it provides a classic example of what value investors look for — out-of-favor stocks whose prices don’t reflect their long-term worth. Apple’s stock price declined considerably as investors grew concerned about its ability to continue delivering groundbreaking, innovative products. In addition, its price/earnings ratio — a measure of how much investors are willing to pay for a company’s earnings potential — has contracted. At the close of the period, Apple remained in the portfolio. We believe the company continues to offer attractive long-term growth prospects, and we view positively Apple’s willingness to return cash to shareholders in the form of share buybacks and dividends.

As the fund begins a new fiscal year, what is your outlook?

As I noted at the midpoint of the fiscal year, I would describe my outlook as cautious for the short term. Given the speed at which stocks have advanced and the lack of any significant volatility, we could see a pause — or even a sharp correction — in the coming months. One reason for my caution is that valuations appear to be a bit stretched. By this I mean that many stocks are getting more expensive — price/earnings ratios have been rising faster than earnings. While we are seeing what I believe is legitimate economic expansion in the United States, we still need greater top-line growth for U.S. businesses.

As for dividend-paying companies, my outlook is generally positive. Many corporations are still holding record amounts of cash, and a wider array of companies are offering dividends and, perhaps more important, dividend growth potential. Regardless of the market environment in the year ahead, we remain focused on fundamental research to identify stocks that we believed can reward investors over time.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Equity Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, who has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

Equity Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.36%	10.18%	10.12%	10.12%	9.53%	9.53%	9.71%	9.60%	10.09%	10.48%	10.49%	10.48%

10 years	138.35	124.65	124.58	124.58	121.16	121.16	126.72	118.78	132.49	145.03	145.23	144.46
Annual average	9.07	8.43	8.43	8.43	8.26	8.26	8.53	8.14	8.80	9.38	9.38	9.35

5 years	130.98	117.70	122.62	120.62	122.59	122.59	125.38	117.49	128.20	134.54	134.73	134.00
Annual average	18.23	16.83	17.36	17.15	17.35	17.35	17.65	16.81	17.94	18.59	18.61	18.53

3 years	67.29	57.67	63.65	60.65	63.60	63.60	64.80	59.03	66.13	69.01	69.15	68.62
Annual average	18.71	16.39	17.84	17.12	17.83	17.83	18.12	16.72	18.44	19.12	19.15	19.03

1 year	31.56	24.00	30.58	25.58	30.54	29.54	30.86	26.28	31.24	32.14	32.22	31.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after 8 years.

10	Equity Income Fund

Comparative index returns For periods ended 11/30/13

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.91%

10 years	115.09	118.06
Annual average	7.96	8.02

5 years	113.72	108.18
Annual average	16.40	15.71

3 years	64.51	54.42
Annual average	18.05	15.55

1 year	31.92	26.27

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/13, there were, 390, 294, 263, 140, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $22,458 and $22,116, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,878. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $23,249, $24,503, $24,523, and $24,446, respectively.

Equity Income Fund	11

Fund price and distribution information For the 12-month period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.376		$0.235	$0.244	$0.284		$0.329	$0.444	$0.464	$0.422

Capital gains

Long-term gains	0.504		0.504	0.504	0.504		0.504	0.504	0.504	0.504

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.880		$0.739	$0.748	$0.788		$0.833	$0.948	$0.968	$0.926

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/12	$17.25	$18.30	$17.09	$17.11	$17.09	$17.71	$17.15	$17.26	$17.26	$17.26

11/30/13	21.60	22.92	21.39	21.40	21.38	22.16	21.47	21.63	21.62	21.61

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.48%	1.40%	0.80%	0.86%	1.03%	0.99%	1.25%	1.79%	1.92%	1.70%

Current 30-day
SEC yield [2]	N/A	1.15	0.49	0.49	N/A	0.70	0.97	1.56	1.64	1.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.40%	10.23%	10.16%	10.16%	9.58%	9.58%	9.75%	9.64%	10.13%	10.53%	10.53%	10.52%

10 years	129.05	115.88	115.71	115.71	112.43	112.43	117.79	110.17	123.25	135.36	135.65	134.80
Annual average	8.64	8.00	7.99	7.99	7.83	7.83	8.09	7.71	8.36	8.94	8.95	8.91

5 years	127.87	114.77	119.40	117.40	119.39	119.39	122.24	114.46	124.90	131.27	131.55	130.72
Annual average	17.91	16.52	17.02	16.80	17.02	17.02	17.32	16.48	17.60	18.26	18.28	18.20

3 years	59.42	50.26	55.93	52.93	55.79	55.79	57.06	51.56	58.18	61.00	61.20	60.62
Annual average	16.82	14.54	15.96	15.21	15.92	15.92	16.24	14.87	16.51	17.20	17.25	17.11

1 year	31.63	24.06	30.70	25.70	30.67	29.67	31.00	26.41	31.32	32.18	32.28	31.94

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Equity Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 11/30/12	1.09%	1.84%	1.84%	1.59%	1.34%	0.70%*	0.60%*	0.84%

Annualized expense ratio for the
six-month period ended 11/30/13†	1.00%	1.75%	1.75%	1.50%	1.25%	0.66%	0.56%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.03% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.28	$9.22	$9.22	$7.91	$6.59	$3.49	$2.96	$3.96

Ending value (after expenses)	$1,105.30	$1,101.20	$1,100.90	$1,102.60	$1,104.10	$1,107.70	$1,107.80	$1,106.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.06	$8.85	$8.85	$7.59	$6.33	$3.35	$2.84	$3.80

Ending value (after expenses)	$1,020.05	$1,016.29	$1,016.29	$1,017.55	$1,018.80	$1,021.76	$1,022.26	$1,021.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

Equity Income Fund	15

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Equity Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Equity Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders

18	Equity Income Fund

and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

Equity Income Fund	19

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

20	Equity Income Fund

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	1st

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 313, 247 and 216 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Equity Income Fund	21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

22	Equity Income Fund

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Equity Income Fund	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Equity Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 8, 2014

Equity Income Fund	25

The fund’s portfolio 11/30/13

COMMON STOCKS (94.4%)*	Shares	Value

Aerospace and defense (6.3%)
Honeywell International, Inc.	537,700	$47,591,827

L-3 Communications Holdings, Inc.	532,740	55,117,280

Northrop Grumman Corp.	1,135,690	127,969,549

Raytheon Co. S	595,600	52,817,808

United Technologies Corp.	366,200	40,596,932

		324,093,396
Auto components (2.4%)
Autoliv, Inc. (Sweden) S	248,140	23,042,280

Delphi Automotive PLC (United Kingdom)	781,200	45,739,260

Johnson Controls, Inc.	223,200	11,273,832

TRW Automotive Holdings Corp. †	554,244	43,009,334

		123,064,706
Automobiles (1.5%)
Ford Motor Co.	2,232,740	38,135,199

General Motors Co. †	926,600	35,887,218

		74,022,417
Beverages (1.7%)
Coca-Cola Enterprises, Inc.	1,247,400	52,315,956

Dr. Pepper Snapple Group, Inc. S	692,300	33,410,398

		85,726,354
Building products (0.2%)
Owens Corning, Inc. † S	323,200	12,656,512

		12,656,512
Capital markets (3.4%)
Charles Schwab Corp. (The)	1,851,300	45,319,824

Invesco, Ltd.	737,500	25,701,875

State Street Corp.	1,417,380	102,915,962

		173,937,661
Chemicals (2.4%)
Ashland, Inc.	495,560	45,135,605

Celanese Corp. Ser. A	291,500	16,361,895

LyondellBasell Industries NV Class A	823,700	63,573,166

		125,070,666
Commercial banks (2.6%)
Popular, Inc. (Puerto Rico) †	360,580	10,305,376

Regions Financial Corp.	2,308,200	22,458,786

U.S. Bancorp	1,249,700	49,013,234

Wells Fargo & Co.	1,227,640	54,040,713

		135,818,109
Commercial services and supplies (0.5%)
Tyco International, Ltd.	737,330	28,121,766

		28,121,766
Communications equipment (1.4%)
Cisco Systems, Inc.	3,420,250	72,680,313

		72,680,313
Computers and peripherals (2.7%)
Apple, Inc.	100,900	56,107,463

EMC Corp.	1,991,200	47,490,120

SanDisk Corp.	500,610	34,116,572

		137,714,155

26	Equity Income Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value

Consumer finance (0.7%)
Capital One Financial Corp.	290,700	$20,822,841

Discover Financial Services	335,200	17,866,160

		38,689,001
Containers and packaging (0.3%)
Sealed Air Corp.	549,800	17,654,078

		17,654,078
Diversified financial services (6.2%)
Bank of America Corp.	5,596,500	88,536,630

Citigroup, Inc.	1,557,123	82,402,949

CME Group, Inc.	809,200	66,313,940

JPMorgan Chase & Co.	1,421,000	81,309,620

		318,563,139
Diversified telecommunication services (1.7%)
AT&T, Inc.	779,200	27,435,632

CenturyLink, Inc. S	721,100	22,137,770

Verizon Communications, Inc.	818,970	40,637,291

		90,210,693
Electric utilities (2.5%)
American Electric Power Co., Inc.	552,700	26,010,062

Edison International	645,500	29,828,555

FirstEnergy Corp. S	1,302,200	42,490,786

NextEra Energy, Inc.	338,900	28,667,551

		126,996,954
Energy equipment and services (1.1%)
McDermott International, Inc. † S	2,219,000	18,084,850

National Oilwell Varco, Inc.	466,700	38,036,050

		56,120,900
Food and staples retail (1.3%)
CVS Caremark Corp.	881,600	59,031,936

Kroger Co. (The)	206,506	8,621,626

		67,653,562
Food products (0.7%)
Kraft Foods Group, Inc.	651,800	34,623,616

Pinnacle Foods, Inc.	118,650	3,273,554

		37,897,170
Health-care equipment and supplies (4.0%)
Baxter International, Inc.	1,270,400	86,958,880

Covidien PLC	746,025	50,923,667

St. Jude Medical, Inc.	668,900	39,077,138

Zimmer Holdings, Inc.	339,100	30,997,131

		207,956,816
Health-care providers and services (3.0%)
CIGNA Corp.	1,275,600	111,551,220

UnitedHealth Group, Inc.	612,100	45,589,208

		157,140,428
Household durables (0.6%)
PulteGroup, Inc.	1,167,100	21,894,796

Taylor Morrison Home Corp. Class A † S	363,976	7,952,876

		29,847,672
Independent power producers and energy traders (0.6%)
Calpine Corp. †	793,665	15,008,205

NRG Energy, Inc. S	523,700	13,857,102

		28,865,307

Equity Income Fund	27

COMMON STOCKS (94.4%)* cont.	Shares	Value

Insurance (8.1%)
American International Group, Inc.	1,265,353	$62,951,312

Aon PLC	493,800	40,313,832

Genworth Financial, Inc. Class A †	2,633,900	39,798,229

Hartford Financial Services Group, Inc. (The)	1,026,200	36,563,506

MetLife, Inc.	2,197,370	114,680,740

PartnerRe, Ltd.	509,550	52,432,695

Validus Holdings, Ltd. S	1,307,490	52,364,975

Willis Group Holdings PLC S	395,000	17,688,100

		416,793,389
IT Services (0.7%)
Computer Sciences Corp.	673,900	35,460,618

		35,460,618
Leisure equipment and products (0.6%)
Hasbro, Inc. S	619,200	33,325,344

		33,325,344
Life sciences tools and services (0.7%)
Thermo Fisher Scientific, Inc. S	373,900	37,707,815

		37,707,815
Media (4.5%)
CBS Corp. Class B	677,800	39,691,968

Comcast Corp. Special Class A	1,974,450	95,069,768

Liberty Global PLC Ser. C (United Kingdom) †	414,900	33,793,605

Time Warner, Inc.	987,290	64,874,826

		233,430,167
Metals and mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	848,800	29,444,872

		29,444,872
Multi-utilities (0.4%)
Ameren Corp.	637,700	22,861,545

		22,861,545
Multiline retail (0.6%)
Macy’s, Inc.	564,500	30,065,270

		30,065,270
Oil, gas, and consumable fuels (10.5%)
Anadarko Petroleum Corp.	269,200	23,910,344

Apache Corp.	165,400	15,132,446

Exxon Mobil Corp.	1,560,000	145,828,800

Marathon Oil Corp.	4,162,200	150,005,688

Marathon Petroleum Corp.	341,800	28,280,532

Occidental Petroleum Corp.	91,600	8,698,336

QEP Resources, Inc.	1,056,200	33,819,524

Royal Dutch Shell PLC ADR (United Kingdom)	1,477,210	98,529,907

Total SA (France)	164,744	9,970,703

Valero Energy Corp.	677,400	30,970,728

		545,147,008
Paper and forest products (0.7%)
International Paper Co.	753,110	35,132,582

		35,132,582
Personal products (0.9%)
Coty, Inc. Class A S	2,921,700	47,974,314

		47,974,314

28	Equity Income Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value

Pharmaceuticals (7.6%)
AstraZeneca PLC ADR (United Kingdom) S	530,300	$30,327,857

Eli Lilly & Co.	1,947,300	97,793,406

Johnson & Johnson	1,164,870	110,266,594

Mallinckrodt PLC (Ireland) † S	93,253	4,845,426

Merck & Co., Inc.	1,081,800	53,906,094

Pfizer, Inc.	2,281,286	72,385,205

Zoetis, Inc.	719,014	22,397,286

		391,921,868
Professional services (1.3%)
Dun & Bradstreet Corp. (The) S	560,060	65,443,011

		65,443,011
Real estate investment trusts (REITs) (1.7%)
American Tower Corp.	393,900	30,633,603

Equity Lifestyle Properties, Inc.	406,500	14,430,750

Hatteras Financial Corp.	464,400	7,760,124

MFA Financial, Inc.	4,883,805	35,602,938

		88,427,415
Semiconductors and semiconductor equipment (2.7%)
Fairchild Semiconductor International, Inc. †	1,482,956	18,878,030

Intel Corp. S	1,092,200	26,038,048

Maxim Integrated Products, Inc.	851,000	24,236,480

NXP Semiconductor NV †	807,700	34,327,250

Texas Instruments, Inc. S	784,400	33,729,200

		137,209,008
Software (0.4%)
Symantec Corp.	814,700	18,322,603

		18,322,603
Specialty retail (0.6%)
CST Brands, Inc.	188,222	6,190,622

Office Depot, Inc. †	4,098,500	22,295,840

		28,486,462
Thrifts and mortgage finance (0.3%)
Radian Group, Inc. S	1,042,100	14,860,346

		14,860,346
Tobacco (1.5%)
Altria Group, Inc.	906,500	33,522,370

Philip Morris International, Inc.	544,150	46,546,591

		80,068,961
Trading companies and distributors (0.5%)
WESCO International, Inc. † S	323,400	27,805,932

		27,805,932
Wireless telecommunication services (1.7%)
Vodafone Group PLC ADR (United Kingdom) S	2,355,300	87,358,074

		87,358,074

Total common stocks (cost $3,696,142,128)		$4,877,748,379

CONVERTIBLE PREFERRED STOCKS (2.4%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	183,261	$4,652,997

PPL Corp. $4.375 cv. pfd.	1,090,062	57,696,982

Stanley Black & Decker, Inc. $6.50 cv. pfd. †	23,762	2,423,724

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	3,145,945	59,759,113

Total convertible preferred stocks (cost $105,835,256)		$124,532,816

Equity Income Fund	29

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$20,383,584

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	19,861,926

Total convertible bonds and notes (cost $27,745,422)		$40,245,510

SHORT-TERM INVESTMENTS (8.9%)*	Shares	Value

Putnam Short Term Investment Fund 0.08% L	87,139,355	$87,139,355

Putnam Cash Collateral Pool, LLC 0.16% [d]	373,383,289	373,383,289

Total short-term investments (cost $460,522,644)		$460,522,644

TOTAL INVESTMENTS

Total investments (cost $4,290,245,450)		$5,503,049,349

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,168,020,432.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,376,200 to cover the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30	Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$552,242,038	$—	$—

Consumer staples	319,320,361	—	—

Energy	591,297,205	9,970,703	—

Financials	1,187,089,060	—	—

Health care	794,726,927	—	—

Industrials	458,120,617	—	—

Information technology	401,386,697	—	—

Materials	207,302,198	—	—

Telecommunication services	177,568,767	—	—

Utilities	178,723,806	—	—

Total common stocks	4,867,777,676	9,970,703	—

Convertible bonds and notes	—	40,245,510	—

Convertible preferred stocks	2,423,724	122,109,092	—

Short-term investments	87,139,355	373,383,289	—

Totals by level	$4,957,340,755	$545,708,594	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	31

Statement of assets and liabilities 11/30/13

ASSETS

Investment in securities, at value, including $364,780,161 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,829,722,806)	$5,042,526,705
Affiliated issuers (identified cost $460,522,644) (Notes 1 and 5)	460,522,644

Dividends, interest and other receivables	14,109,629

Receivable for shares of the fund sold	8,300,864

Receivable for investments sold	41,336,786

Total assets	5,566,796,628

LIABILITIES

Payable for investments purchased	12,635,022

Payable for shares of the fund repurchased	5,886,129

Payable for compensation of Manager (Note 2)	1,987,361

Payable for custodian fees (Note 2)	16,423

Payable for investor servicing fees (Note 2)	1,902,992

Payable for Trustee compensation and expenses (Note 2)	822,337

Payable for administrative services (Note 2)	16,435

Payable for distribution fees (Note 2)	1,732,694

Collateral on securities loaned, at value (Note 1)	373,383,289

Other accrued expenses	393,514

Total liabilities	398,776,196

Net assets	$5,168,020,432

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,658,219,330

Undistributed net investment income (Note 1)	37,264,237

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	259,732,966

Net unrealized appreciation of investments	1,212,803,899

Total — Representing net assets applicable to capital shares outstanding	$5,168,020,432

(Continued on next page)

32	Equity Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,359,800,664 divided by 155,531,281 shares)	$21.60

Offering price per class A share (100/94.25 of $21.60)*	$22.92

Net asset value and offering price per class B share ($109,988,230 divided by 5,142,811 shares)**	$21.39

Net asset value and offering price per class C share ($221,226,440 divided by 10,335,962 shares)**	$21.40

Net asset value and redemption price per class M share ($43,326,641 divided by 2,026,363 shares)	$21.38

Offering price per class M share (100/96.50 of $21.38)*	$22.16

Net asset value, offering price and redemption price per class R share
($99,722,047 divided by 4,645,458 shares)	$21.47

Net asset value, offering price and redemption price per class R5 share
($14,459 divided by 669 shares) †	$21.63

Net asset value, offering price and redemption price per class R6 share
($155,644,097 divided by 7,198,989 shares)	$21.62

Net asset value, offering price and redemption price per class Y share
($1,178,297,854 divided by 54,528,341 shares)	$21.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	33

Statement of operations Year ended 11/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $987,586)	$121,274,622

Interest (including interest income of $86,271 from investments in affiliated issuers) (Note 5)	993,641

Securities lending (Note 1)	1,090,542

Total investment income	123,358,805

EXPENSES

Compensation of Manager (Note 2)	21,602,925

Investor servicing fees (Note 2)	11,457,158

Custodian fees (Note 2)	36,216

Trustee compensation and expenses (Note 2)	378,359

Distribution fees (Note 2)	10,880,934

Administrative services (Note 2)	131,780

Other	1,013,530

Total expenses	45,500,902

Expense reduction (Note 2)	(298,796)

Net expenses	45,202,106

Net investment income	78,156,699

Net realized gain on investments (Notes 1 and 3)	398,513,037

Net realized loss on foreign currency transactions (Note 1)	(1,352)

Net unrealized appreciation of investments during the year	729,909,385

Net gain on investments	1,128,421,070

Net increase in net assets resulting from operations	$1,206,577,769

The accompanying notes are an integral part of these financial statements.

34	Equity Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/13	Year ended 11/30/12

Operations:
Net investment income	$78,156,699	$74,748,914

Net realized gain on investments
and foreign currency transactions	398,511,685	193,951,736

Net unrealized appreciation of investments	729,909,385	316,740,928

Net increase in net assets resulting from operations	1,206,577,769	585,441,578

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(57,348,079)	(49,871,436)

Class B	(1,205,153)	(1,200,348)

Class C	(2,001,278)	(1,588,302)

Class M	(565,147)	(514,371)

Class R	(1,462,920)	(1,249,850)

Class R5	(290)	(59)

Class R6	(879,669)	(62)

Class Y	(22,616,048)	(17,144,417)

From net realized long-term gain on investments
Class A	(74,888,052)	—

Class B	(2,604,615)	—

Class C	(3,730,989)	—

Class M	(988,755)	—

Class R	(2,172,464)	—

Class R5	(320)	—

Class R6	(320)	—

Class Y	(25,911,025)	—

Increase from capital share transactions (Note 4)	373,181,073	68,190,084

Total increase in net assets	1,383,383,718	582,062,817

NET ASSETS

Beginning of year	3,784,636,714	3,202,573,897

End of year (including undistributed net investment income
of $37,264,237 and $46,055,504, respectively)	$5,168,020,432	$3,784,636,714

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
November 30, 2013	$17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	—	$21.60	31.56	$3,359,801	1.02	1.72	34
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	— [d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102

Class B
November 30, 2013	$17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	—	$21.39	30.58	$109,988	1.77	.97	34
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	— [d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102

Class C
November 30, 2013	$17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	—	$21.40	30.54	$221,226	1.77	.96	34
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	— [d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102

Class M
November 30, 2013	$17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	—	$21.38	30.86	$43,327	1.52	1.22	34
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	— [d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102

Class R
November 30, 2013	$17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	—	$21.47	31.24	$99,722	1.27	1.48	34
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	— [d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102

Class R5
November 30, 2013	$17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	—	$21.63	32.14	$14.66		2.08	34
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	—	17.26	9.43 *	11	.28 *	1.05 *	57

Class R6
November 30, 2013	$17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	—	$21.62	32.22	$155,644.56		2.03	34
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	—	17.26	9.46 *	11	.24 *	1.09 *	57

Class Y
November 30, 2013	$17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	—	$21.61	31.87	$1,178,298.77		1.98	34
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	— [d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Equity Income Fund	Equity Income Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

The accompanying notes are an integral part of these financial statements.

38	Equity Income Fund

Notes to financial statements 11/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through November 30, 2013.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Equity Income Fund	39

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC,

40	Equity Income Fund

a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $364,780,161 and the fund received cash collateral of $373,383,289.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2013, the fund had a capital loss carryover of $100,008,924 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$75,006,693	N/A	$75,006,693	November 30, 2016

25,002,231	N/A	25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions. Reclassifications are made to the

Equity Income Fund	41

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $869,382 to decrease undistributed net investment income, $3 to increase paid-in-capital and $869,379 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,255,204,457
Unrealized depreciation	(43,789,492)

Net unrealized appreciation	1,211,414,965
Undistributed ordinary income	37,264,237
Capital loss carryforward	(100,008,924)
Undistributed long-term gain	338,367,032
Undistributed short-term gain	22,763,792
Cost for federal income tax purposes	$4,291,634,384

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

42	Equity Income Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,697,619	Class R5	19

Class B	254,147	Class R6	24,421

Class C	429,318	Class Y	2,727,862

Class M	99,494	Total	$11,457,158

Class R	224,278

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,385 under the expense offset arrangements and by $293,411 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,278, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,489,678	Class M	289,949

Class B	986,735	Class R	436,967

Class C	1,677,605	Total	$10,880,934

Equity Income Fund	43

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $493,581 and $5,775 from the sale of class A and class M shares, respectively, and received $39,160 and $4,345 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $159 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,653,878,414 and $1,487,326,116, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	30,372,838	$587,064,128	25,387,129	$408,353,404

Shares issued in connection with
reinvestment of distributions	7,044,098	123,750,887	2,918,918	46,187,183

	37,416,936	710,815,015	28,306,047	454,540,587

Shares repurchased	(31,032,261)	(597,674,377)	(33,757,482)	(546,658,475)

Net increase (decrease)	6,384,675	$113,140,638	(5,451,435)	$(92,117,888)

	Year ended 11/30/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	1,211,674	$23,440,747	897,499	$14,420,973

Shares issued in connection with
reinvestment of distributions	208,032	3,570,629	72,119	1,123,048

	1,419,706	27,011,376	969,618	15,544,021

Shares repurchased	(1,524,925)	(28,967,709)	(2,119,384)	(33,926,959)

Net decrease	(105,219)	$(1,956,333)	(1,149,766)	$(18,382,938)

	Year ended 11/30/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	3,890,491	$76,048,987	1,615,214	$25,780,296

Shares issued in connection with
reinvestment of distributions	269,938	4,667,296	80,117	1,253,667

	4,160,429	80,716,283	1,695,331	27,033,963

Shares repurchased	(1,282,099)	(24,494,526)	(1,621,691)	(26,184,977)

Net increase	2,878,330	$56,221,757	73,640	$848,986

44	Equity Income Fund

	Year ended 11/30/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	221,190	$4,227,204	233,018	$3,766,342

Shares issued in connection with
reinvestment of distributions	88,786	1,532,178	32,010	500,328

	309,976	5,759,382	265,028	4,266,670

Shares repurchased	(243,915)	(4,603,531)	(458,681)	(7,418,097)

Net increase (decrease)	66,061	$1,155,851	(193,653)	$(3,151,427)

	Year ended 11/30/13		Year ended 11/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,506,467	$28,913,689	1,476,255	$23,656,601

Shares issued in connection with
reinvestment of distributions	192,880	3,357,726	73,718	1,160,627

	1,699,347	32,271,415	1,549,973	24,817,228

Shares repurchased	(1,421,883)	(27,044,375)	(1,370,355)	(21,919,234)

Net increase	277,464	$5,227,040	179,618	$2,897,994

			For the period 7/3/12
			(commencement of operations)
	Year ended 11/30/13		to 11/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	631	$10,000

Shares issued in connection with
reinvestment of distributions	35	610	3	59

	35	610	634	10,059

Shares repurchased	—	—	—	—

Net increase	35	$610	634	$10,059

			For the period 7/3/12
			(commencement of operations)
	Year ended 11/30/13		to 11/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	7,490,499	$147,991,626	631	$10,000

Shares issued in connection with
reinvestment of distributions	43,603	879,989	3	62

	7,534,102	148,871,615	634	10,062

Shares repurchased	(335,747)	(6,811,169)	—	—

Net increase	7,198,355	$142,060,446	634	$10,062

	Year ended 11/30/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,233,907	$432,406,076	22,257,733	$354,488,641

Shares issued in connection with
reinvestment of distributions	2,675,902	47,170,888	1,040,431	16,524,311

	24,909,809	479,576,964	23,298,164	371,012,952

Shares repurchased	(21,697,318)	(422,245,900)	(11,846,742)	(192,937,716)

Net increase	3,212,491	$57,331,064	11,451,422	$178,075,236

Equity Income Fund	45

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	669	100.0%	$14,459

Class R6	669	0.1	14,464

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$15,593,271	$361,905,194	$377,498,465	$23,080	$—

Putnam Short Term
Investment Fund*	—	676,761,429	589,622,074	63,191	87,139,355

Totals	$15,593,271	$1,038,666,623	$967,120,539	$86,271	$87,139,355

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

46	Equity Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $344,450,906 as a capital gain dividend with respect to the taxable year ended November 30, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 83.37% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $615,443 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Equity Income Fund	47

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

48	Equity Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Income Fund	49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

50	Equity Income Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Equity Income Fund	51

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52	Equity Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN020
284872 1/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2013	$45,159	$ —	$4,200	$ —
November 30, 2012	$43,672	$ —	$4,100	$ —

For the fiscal years ended November 30, 2013 and November 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2013	$ —	$ —	$ —	$ —

November 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014